UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  September 12, 2007

KRATOS DEFENSE & SECURITY SOLUTIONS, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-27231	13-3818604
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

4810 Eastgate Mall
San Diego, CA 92121
(Address of Principal Executive Offices) (Zip Code)

(858) 228-2000
(Registrant’s telephone number, including area code)

WIRELESS FACILITIES, INC.
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03.              Amendment to Articles of Incorporation

On September 12, 2007, Wireless Facilities, Inc. (the “Company”) amended its Amended and Restated Certificate of Incorporation (the “Certificate”) to change its name to Kratos Defense & Security Solutions, Inc.  The amendment to the Certificate was effected through a merger transaction pursuant to which the Company’s wholly owned subsidiary Kratos Defense & Security Solutions, Inc. was merged with and into the Company with the Company surviving the merger and changing its name to Kratos Defense & Security Solutions, Inc.  In connection with changing its name, the Company has also requested a new trading symbol, and effective September 17, 2007, the Company’s trading symbol will be changed to KTOS.

Item 9.01.              Financial Statements and Exhibits.

(d) Exhibits.

3.1	Certificate of Ownership and Merger.
99.1	Press Release of Wireless Facilities, Inc. dated September 13, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KRATOS DEFENSE & SECURITY SOLUTIONS, INC.
Date: September 13, 2007	/s/ James R. Edwards
James R. Edwards
Senior Vice President, General Counsel and Secretary